                                                                    Exhibit 10.9


                           THIRD AMENDED AND RESTATED
                  RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT


     This Third Amended and Restated Right of First Refusal and Co-Sale Agreement (this "AGREEMENT"), dated as of March 9, 2000, is entered into by and among Sonus Networks, Inc., a Delaware corporation (the "COMPANY"), the persons and entities listed on the signature pages hereto under the heading "Purchasers" (individually, a "PURCHASER" and, collectively, the "PURCHASERS"), and Hassan Ahmed, Rubin Gruber, Michael G. Hluchyj and Kwok P. Wong (individually, a "FOUNDER" and, collectively, the "FOUNDERS").

     WHEREAS, on November 18, 1997, the Company, certain of the Purchasers (the "SERIES A PURCHASERS") and the Founders entered into a Right of First Refusal and Co-Sale Agreement (the "ORIGINAL AGREEMENT") to protect the management and control of the Company from influence by any person not acceptable to the Company and the Series A Purchasers and to assist the Series A Purchasers in selling their Shares (as defined below) if they so desired;

        WHEREAS, in connection with the purchase and sale of 3,144,287 shares of Series B Convertible Preferred Stock, $0.01 par value per share, of the Company (the "SERIES B PREFERRED STOCK"), by certain of the Purchasers (the "SERIES B PURCHASERS"), the Company and the Series B Purchasers entered into an Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of September 23, 1998 (the "RESTATED AGREEMENT"); and

        WHEREAS, in connection with the purchase and sale of 1,939,681 shares of Series C Convertible Preferred Stock, $0.01 par value per share, of the Company (the "SERIES C PREFERRED STOCK"), by certain of the Purchasers (the "SERIES C PURCHASERS"), the Company and the Series C Purchasers entered into a Second Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of September 10, 1999 (the "SECOND RESTATED AGREEMENT"); and

        WHEREAS, in connection with the purchase and sale of up to 1,585,366 shares of Series D Convertible Preferred Stock, $.01 par value per share, of the Company (the "SERIES D PREFERRED STOCK"), by certain of the Purchasers (the "SERIES D PURCHASERS"), the parties hereto desire to amend and restate the Second Restated Agreement so that the Series D Purchasers have substantially the same rights and obligations the Series A Purchasers, the Series B Purchasers and the Series C Purchasers had under the Second Restated Agreement, respectively (the terms of this Agreement to supersede the terms of the Second Restated Agreement in their entirety).

        NOW, THEREFORE, for valuable consideration, it is agreed as follows:

        1. RESTRICTIONS ON TRANSFER.

        1.1 Any sale, assignment, transfer or other disposition, whether voluntarily or by operation of law (collectively, "TRANSFER"), of any of the Shares (as defined below) by a Founder other than according to the terms of this Agreement, shall be void and shall transfer no right, title, or interest in or to any of such Shares to the purported transferee. As used in this Agreement, the term "SHARES" shall include all shares of capital stock of the Company held by the Founders or the Purchasers, whether now owned or hereafter acquired. For purposes of calculating a Purchaser's pro rata ownership of Shares, all shares of Series A Convertible Preferred Stock, $0.01 par value per share ("SERIES A PREFERRED STOCK"), Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock of the Company shall be deemed to have been converted into shares of Common Stock of the Company.

        1.2 Each Founder has presented or agrees to present the certificates representing the Shares presently owned or hereafter acquired by him to the Secretary of the Company and cause the Secretary to stamp on the certificate in a prominent manner the following legend:

         "The sale or other disposition of any of the shares represented by this certificate is restricted by a Right of First Refusal and Co-Sale Agreement among certain of the shareholders of this Corporation and this Corporation (the "Agreement"). A copy of the Agreement is available for inspection by a prospective purchaser without charge at the office of the Secretary of the Corporation."

        2. TRANSFERS NOT SUBJECT TO RESTRICTIONS.

           A Founder may Transfer (i) any or all of his Shares to his parents, spouse, children, stepchildren, grandchildren, siblings, brothers- or sisters-in-law, cousins, nieces or nephews, or spouse of any such person, or to a trust or similar estate- or tax-planning vehicle (including a family limited partnership or a family limited liability company) established for the benefit of any one or more of his parents, spouse, children, stepchildren, grandchildren, siblings, brothers- or sisters-in-law, cousins, nieces or nephews, or spouse of any such person, or himself or (ii) any or all of his Shares under his will, without compliance with Sections 3 through 6 hereof; PROVIDED in the case of each such Transfer that (i) the transferee delivers a written instrument to the other parties hereto agreeing to be bound by the terms hereof as if it were a Founder and (ii) the transferee grants its proxy to vote such shares to such Founder or a legal representative of such Founder, PROVIDED, HOWEVER, that such proxy need not be granted if such action would have an adverse tax consequence on the Founder or the transferee.

        3. OFFER OF TRANSFER; NOTICE OF PROPOSED TRANSFER.

           If a Founder desires to Transfer any of his Shares, or any interest in such Shares, in any transaction other than pursuant to Section 2 of this
Agreement, such Founder (a "SELLING STOCKHOLDER") shall first deliver written notice of his desire to do so (the "NOTICE") to the Company and each Purchaser, in the manner prescribed in Section 9.4 of this Agreement. The Notice must specify: (i) the name and address of the party to which the Selling Stockholder proposes to Transfer the Shares or an interest in the Shares (the "Offeror"),
(ii) the number of Shares the Selling Stockholder proposes to Transfer (the "OFFERED SHARES"), (iii) the consideration per Share to be delivered to the Selling Stockholder for the proposed Transfer, and (iv) all other material terms and conditions of the proposed transaction.

        4. COMPANY'S OPTION TO PURCHASE.

           4.1 The Company shall have the first option to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Notice. The Company must exercise such option, no later than 15 days after such Notice is deemed under Section 9.4 hereof to have been delivered to it, by written notice to the Selling Stockholder.

           4.2 In the event the Company does not exercise its option within such 15-day period with respect to all of the Offered Shares, the Secretary of the Company shall, by the last day of such period, give written notice of that fact to each Purchaser (the "COMPANY NOTICE"). The Company Notice shall specify the number of Offered Shares not purchased by the Company (the "REMAINING SHARES").

           4.3 In the event the Company duly exercises its option to purchase all or part of the Offered Shares, the closing of such purchase shall take place at the offices of the Company on the later of (i) the date five days after the expiration of such 15-day period or (ii) the date that the Purchasers consummate their purchase of Offered Shares under Section 5 hereof.

           4.4 To the extent that the consideration proposed to be paid by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company and/or the Purchasers exercising their options under Sections 4 and 5 hereof may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Stockholder and the Company and/or the Purchasers acquiring such Offered Shares.

           4.5 Notwithstanding anything to the contrary herein, neither the Company nor the Purchasers shall have any right to purchase any of the Offered Shares hereunder unless the Company and/or the Purchasers exercise their option or options to purchase all of the Offered Shares.

         5.PURCHASERS' OPTION TO PURCHASE.

           5.1 Each Purchaser and Founder other than the Selling Stockholder shall have an option, exercisable for a period of 15 days from the date of delivery of the Company Notice, to purchase its pro rata share of the Remaining Shares for the consideration per share and on the terms and conditions set forth in the Notice. Such option shall be exercised by delivery of written notice to the Secretary of the Company. Alternatively, if the Selling Stockholder is a Significant Selling Stockholder (as defined below), each Purchaser and Founder other than the Selling Stockholder may within the same 15-day period notify the Secretary of the Company and the Significant Selling Stockholder of its desire to participate in the sale of the Shares on the terms set forth in the Notice, and the number of Shares it proposes to sell. A "SIGNIFICANT SELLING STOCKHOLDER" shall mean any Founder who (together with his parents, spouse, children, stepchildren, grandchildren, siblings, brothers- or sisters-in-law, cousins, nieces or nephews, or spouse of any such person, and any trust or similar estate- or tax-planning vehicle (including a family limited partnership or a family limited liability company) established for the benefit of any one or more of his parents, spouse, children, stepchildren, grandchildren, siblings, brothers- or sisters-in-law, cousins, nieces or nephews, or spouse of any such person, or himself) owns, after giving effect to the conversion of all convertible preferred stock into Common Stock, at least 1,000,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares).

           5.2 In the event options to purchase have been exercised by Purchasers and Founders with respect to some but not all of the Remaining Shares, those Purchasers and Founders who have exercised their options within the 15-day period specified in Section 5.1 shall have an additional option, for a period of five days next succeeding the expiration of such 15-day period, to purchase all or any part of the balance of such Remaining Shares on the terms and conditions set forth in the Notice, which option shall be exercised by the delivery of written notice to the Secretary of the Company. In the event there are two or more such Purchasers and Founders that choose to exercise the last-mentioned option for a total number of Shares in excess of the number available, the Shares available for each such Purchaser's and Founder's option shall be allocated to such Purchaser and Founder pro rata based on the number of Shares owned by the Purchasers and Founders so electing.

           5.3 If the options to purchase the Remaining Shares are exercised in full by the Purchasers and Founders, the Secretary of the Company shall promptly notify all of the exercising Purchasers and Founders of that fact. The closing of the purchase of the Remaining Shares shall take place at the offices of the Company no later than five days after the date of such notice to the Purchasers.

       6.  FAILURE TO FULLY EXERCISE OPTIONS; CO-SALE.

           6.1 If the Company and the Purchasers and Founders do not exercise their options to purchase all of the Offered Shares within the periods described in this Agreement (the "OPTION PERIOD"), then all options of the Company and the Purchasers and Founders to purchase the Offered Shares, whether exercised or not, shall terminate; but each Purchaser and Founder who has, pursuant to
Section 5, expressed a desire to sell Shares in the transaction ("PARTICIPANTS") shall be entitled to do so pursuant to this Section. The Secretary of the Company shall promptly, upon expiration of the Option Period, notify the Significant Selling Stockholder of the aggregate number of Shares the Participants wish to sell. The Significant Selling Stockholder shall use his or its best efforts to interest the Offeror in purchasing, in addition to the Offered Shares, the Shares the Participants wish to sell. If the Offeror does not wish to purchase all of the Shares made available by the Significant Selling Stockholder and the Participants, then each Participant and the Significant Selling Stockholder shall be entitled to sell, at the price and on the terms and conditions set forth in the Notice, a portion of the Shares being sold to the Offeror, in the same proportion as the Significant Selling Stockholder or such Participant's ownership of Shares bears to the aggregate number of Shares owned by the Significant Selling Stockholder and the Participants. The transaction contemplated by the Notice shall be consummated not later than 60 days after the expiration of the Option Period.

           6.2 The Selling Stockholder shall be entitled to sell to the Offeror, according to the terms set forth in the Notice, that number of his Shares which equals the difference between the number of Shares desired to be purchased by the Offeror and (if applicable) the number of Shares the Participants wish to sell in accordance with the provisions of Section 6.1 hereof. If the Selling Stockholder wishes to Transfer any such Shares at a price per Share which differs from that set forth in the Notice, upon terms different from those previously offered to the Company and the Purchasers and Founders, or more than 60 days after the expiration of the Option Period, then, as a condition precedent to such transaction, such Shares must first be offered to the Company and the Purchasers and Founders on the same terms and conditions as given the Offeror, and in accordance with the procedures and time periods set forth above.

           6.3 The proceeds of any sale made by the Selling Stockholder without compliance with the provisions of this Section 6 shall be deemed to be held in constructive trust in such amount as would have been due the Purchasers and Founders if the Selling Stockholder had complied with this Agreement. The contents of any such trust shall be delivered to the Purchasers and Founders upon surrender of the applicable Shares to the Selling Stockholder.

       7.  TERMINATION OF AGREEMENT.

           7.1 This Agreement shall terminate upon the earlier of the following events:

              (a) Any (i) merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all the assets of the Company or (iii) sale of shares of capital stock of the Company, in a single transaction or series of related transactions, representing at least 80% of the voting power of the voting securities of the Company;

              (b) The closing of the sale of shares of Common Stock in a firm commitment underwritten public offering pursuant to a Registration Statement at a price to the public of at least $19.68 per share (adjusted for stock splits, stock dividends and similar events) resulting in proceeds to the Company (net of the underwriting discounts and commissions and offering expenses) of at least $25,000,000; or

              (c) The redemption of all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

           7.2 The provisions of Sections 3, 4, 5 and 6 hereof shall not apply to sales of Shares pursuant to a transaction referred to in Sections 7.1(a) or 7.1(b) above.

       8.  TRANSFERS OF RIGHTS.

           (a) This Agreement, and the rights and obligations of a Series A Purchaser hereunder, may be assigned by such Series A Purchaser to any person or entity to which at least 355,000 shares of Series A Preferred Stock, as adjusted for stock splits, stock dividends, recapitalizations and similar events (or 100% of the shares of Series A Preferred Stock originally purchased hereunder by such Series A Purchaser, if less than 355,000 shares), are transferred by such Series A Purchaser, and such transferee shall be deemed a "Series A Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein.

           (b) This Agreement, and the rights and obligations of a Series B Purchaser hereunder, may be assigned by such Series B Purchaser to any person or entity to which at least 157,214 shares of Series B Preferred Stock, as adjusted for stock splits, stock dividends, recapitalizations and similar events (or 100% of the shares of Series B Preferred Stock originally purchased hereunder by such Series B Purchaser, if less than 157,214 shares), are transferred by such Series B Purchaser, and such transferee shall be deemed a "Series B Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein.

           (c) This Agreement, and the rights and obligations of a Series C Purchaser hereunder, may be assigned by such Series C Purchaser to any person or entity to which at least 107,653 shares of Series C Preferred Stock, as adjusted for stock splits, stock dividends, recapitalizations and similar events (or 100% of the shares of Series C Preferred Stock originally purchased hereunder by such Series C Purchaser, if less than 107,653 shares), are transferred by such Series C Purchaser, and such transferee shall be deemed a "Series C Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein.

           (d) This Agreement, and the rights and obligations of a Series D Purchaser hereunder, may be assigned by such Series D Purchaser to any affiliate of or fund managed by such Series D Purchaser without restriction or to any person or entity to which at least 237,805 shares of Series D Preferred Stock, as adjusted for stock splits, stock dividends, recapitalizations and similar events (or 100% of the shares of Series D Preferred Stock originally purchased hereunder by such Series D Purchaser, if less than 237,805 shares), are transferred by such Purchaser, and such transferee shall be deemed a "Series D Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein.

       9.  GENERAL.

           9.1 SEVERABILITY. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

           9.2 SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Purchasers shall be entitled to specific performance of the agreements and obligations of the Company and the Founders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

           9.3 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

           9.4 NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

       If to the Company, at 5 Carlisle Road, Westford, MA 01886, Attn:
President, or at such other address or addresses as may have been furnished in writing by the Company to the

Purchasers, with a copy to Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, Attn: David L. Engel, Esq.;

       If to a Purchaser, at its address as set forth the signature pages hereto, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser, with a copy to Gibson, Dunn & Crutcher LLP, Attn: Peter Heilmann, Esq.; or

       If to a Founder, at his address as set forth on the signature page hereto or at such other address or addresses as may have been furnished to the Company and the Purchasers in writing by such Founder.

       Notices provided in accordance with this Section 9.4 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service, or five business days after deposit in the mail.

       9.5  COMPLETE AGREEMENT; AMENDMENTS.

       (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof and supercedes the Second Restated Agreement in its entirety. Notwithstanding the foregoing, each Founder acknowledges that he is a party to a Stock Restriction Agreement with the Company which imposes restrictions on the transfer of the shares issued thereunder and a purchase option in favor of the Company which are in addition the transfer restrictions and purchase rights set forth herein.

       (b) No amendment, modification, termination or waiver (either general or in a particular instance and either prospective or retrospective) of any provision of this Agreement shall be valid unless in writing and signed by the Company, Founders holding at least a majority by voting power of the shares of capital stock held by the Founders, and the Purchasers holding at least 66 2/3% of the shares of Common Stock issued or issuable upon conversion of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock held by the Purchasers, PROVIDED that no consent shall be required for an amendment pursuant to Sections 9.9 or 9.10 below.

       9.6 PRONOUNS. Whenever the content may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

       9.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute one Agreement binding on all the parties hereto.

       9.8 CAPTIONS. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.

       9.9 ADDITION OF PURCHASERS. Each purchaser of Series A Preferred Stock of the Company under the Series A Preferred Stock Purchase Agreement of November 18, 1997 shall become a party to and a Series A Purchaser under this Agreement upon its execution of a counterpart signature page to this Agreement. Each purchaser of Series B Preferred Stock of the Company under the Series B Preferred Stock Purchase Agreement of September 23, 1998 shall become a party to and a Series B Purchaser under this Agreement upon the execution of a counterpart signature page to this Agreement. Each purchaser of Series C Preferred Stock of the Company under the Series C Preferred Stock Purchase Agreement of September 10, 1999 shall become a party to and a Series C Purchaser under this Agreement upon the execution of a counterpart signature page to this Agreement. Each purchaser of Series D Preferred Stock of the Company under the Series D Preferred Stock Purchase Agreement of even date herewith shall become a party to and a Series D Purchaser under this Agreement upon the closing of its purchase of Series D Preferred Stock thereunder and its execution of a counterpart signature page to this Agreement.

       9.10 ADDITIONAL PARTIES. The Company expects that it may issue Common Stock, in the form of restricted stock, to additional key employees of the Company (the "ADDITIONAL FOUNDERS"). The Company shall require that such Additional Founder become a party to this Agreement by executing a counterpart signature page hereto. The parties to this Agreement agree that, upon execution by each Additional Founder of a counterpart signature page hereto, such Additional Founder shall become a party hereto and shall be deemed a "Founder" for all purposes hereof. Following the execution by an Additional Founder of a counterpart signature page hereto, the Company shall promptly deliver to the other parties hereto notice that such Additional Founder has become a party hereto (which notice shall specify the number of shares of Common Stock issued to such Additional Founder).

       IN WITNESS WHEREOF, this Agreement has been executed as an instrument under seal as of the date first above written.

       COMPANY

       Sonus Networks, Inc.


       By: /s/ Hassan Ahmed
           ------------------------------------
           Hassan Ahmed
           President

       FOUNDERS:

       /s/ Rubin Gruber
       --------------------------------
       Rubin Gruber
       709 Sudbury Road
       Concord, MA 01742


       /s/ Michael G. Hluchyj
       --------------------------------
       Michael G. Hluchyj
       27 Jackson Road
       Wellesley, MA 02181


       /s/ Kwok P. Wong
       --------------------------------
       Kwok P. Wong
       22 Thoreau Road
       Lexington, MA 02173


       /s/ Hassan Ahmed
       --------------------------------
       Hassan Ahmed
       3 Andover Country Club Lane
       North Andover, MA 01810


       PURCHASERS:


       BroadBand Office, Inc.
       2900 Telestar Court
       Falls Church, VA  22042

          By: /s/ Johnson Agogbua
              -----------------------------
              Name: Johnson Agogbua
              Title: Vice President, Engineering

       Credit Suisse First Boston Venture Fund I, L.P.
       2400 Hanover Street
       Palo Alto, CA

       By:      QBB Management I, LLC, its General Partner

           By: /s/ Frank Quattrone
               ---------------------------
               Name: Frank Quattrone
               Title:  Member


       Time Warner Telecom Inc.
       10475 Park Meadows Drive
       Suite 4400
       Littleton, CO  80124

           By: /s/ Paul B. Jones
               ---------------------------
               Name: Paul B. Jones
               Title: Senior Vice President
                      General Counsel & Regulatory Policy

       ICI Capital LLC
       3625 Queen Palm Drive
       Tampa, FL  33611

           By: /s/ Raymond L. Lawless
               ---------------------------
               Name: Raymond L. Lawless
               Title: Vice President and Treasurer


       Williams Communications, Inc.
       One Williams Center
       Tulsa, OK  74172

           By: /s/ Dell [ILLEGIBLE]
               ---------------------------
               Name:
               Title:


       Global Crossing Ventures, Inc.
       141 Caspian Court
       Sunnyvale, CA 94089

           By: /s/ Michael Cohen
               ---------------------------
              Name:
              Title:

       Z-Tel Technologies, Inc.
       601 S. Harbour Island Blvd.
       Suite 220
       Tampa, FL  33602

           By: /s/ Eduard J. Mayer
               ---------------------------
               Name: Eduard J. Mayer
               Title: President


       Tailwind Capital Partners 2000, L.P.
       c/o Thomas Weisel Partners
       One Montgomery Street, Suite 3700
       San Francisco, CA  94104

       By: Thomas Weisel Capital Partners LLC,
           its General Partner

           By: /s/ Marianne Winkler
               ---------------------------
               Name: Marianne Winkler
               Title: CFO


       Hambrecht & Quist California

       One Bush Street
       San Fransisco, CA 94104

           By: /s/ Thomas Szymoniak
               ---------------------------
               Name: Thomas Szymoniak
               Title: Attorney-in-Fact


       Hambrecht & Quist California

       One Bush Street
       San Fransisco, CA 94104

           By: /s/ Thomas Szymoniak
               ---------------------------
               Name: Thomas Szymoniak
               Title: Attorney-in-Fact


       H&Q Employee Venture Fund 2000, L.P.

       One Bush Street
       San Fransisco, CA 94104

       By:  H&Q Venture Management LLC, its General Partner

           By: /s/ Thomas Szymoniak
               ---------------------------
               Name: Thomas Szymoniak
               Title: Attorney-in-Fact

       Access Technology Partners, L.P.

       One Bush Street
       San Fransisco, CA 94104

       By:  Access Technology Management LLC, its General Partner

            By: /s/ Thomas Szymoniak
                ---------------------------
                Name: Thomas Szymoniak
                Title: Attorney-in-Fact


       Access Technology Partners Brokers Fund, L.P.

       One Bush Street
       San Fransisco, CA 94104

       By:  H&Q Venture Management, LLC, its General Partner

            By: /s/ Thomas Szymoniak
                ---------------------------
                 Name: Thomas Szymoniak
                 Title: Attorney-in-Fact


       Viatel, Inc.
       685 Third Avenue,
       New York, NY 10017

           By: /s/ Sheldon M. Goldman
               ---------------------------
               Name: Sheldon M. Goldman
               Title: EVP


       VYTL, LLC
       685 Third Avenue,
       New York, NY 10017

           By: /s/ Sheldon M. Goldman
               ---------------------------
               Name: Sheldon M. Goldman
               Title:


       Eagle Teleprograms, Inc.

       60 East 56th Street
       New York, NY 10022

           By: /s/ Kent Srikanth Chargundla
               ---------------------------
               Name: Kent Srikanth Chargundla
               Title: Chairman

         U.S. Bancorp Piper Jaffray ECM Fund I, LLC
         22 South Ninth Street
         Minneapolis, MN 55402

              By: /s/ John Jacobs
                  ------------------------------------
                  Name: John Jacobs
                  Title: Managing Member

              GD&C Partners 2000 Fund, LLC
              333 South Grand Avenue
              Los Angeles, CA 90071

                   By: /s/ [ILLEGIBLE]
                       ------------------------------------
                       Name:
                       Its:  Manager

       River Partners I
       c/o Tim Walsh
       1221 Avenue of the Americas
       New York, NY  10020

           By: /s/ Tim Walsh
               ---------------------------
               Name: Tim Walsh
               Title: Managing Director


       Carrier 1

       ----------------------

       ----------------------

       ----------------------

           By:
               ---------------------------
               Name:
               Title:


       Whitman Partners, L.P.

       ----------------------

       ----------------------

       ----------------------

           By: /s/ [ILLEGIBLE]
               ---------------------------
               Name:
               Title:


       SERIES A PURCHASERS, SERIES B PURCHASERS, AND SERIES C PURCHASERS;


       North Bridge Venture Partners II, L.P.                  North Bridge Venture Partners III, L.P.
       950 Winter Street, Suite 4600                           950 Winter Street, Suite 4600
       Waltham, MA  02451                                      Waltham, MA  02451

       By:   North Bridge Venture Management II, L.P.,         By:   North Bridge Venture Management III, L.P.,
             its General Partner                                     its General Partner

       By:   /s/ Edward T. Anderson                            By:        /s/ Edward T. Anderson
             -----------------------------------------                    -----------------------------------
             Edward T. Anderson                                           Edward T. Anderson
             General Partner                                              General Partner




       Matrix Partners V, L.P.                                 Matrix V Entrepreneurs Fund, L.P.
       Bay Colony Corporate Center                             Bay Colony Corporate Center
       1000 Winter Street, Suite 4500                          1000 Winter Street, Suite 4500
       Waltham, MA  02154                                      Waltham, MA  02154

       By:   Matrix V Management Co., LLC,                     By:   Matrix V Management Co., LLC,
             its General Partner                                     its General Partner

       By:   /s/ Paul J. Ferri                                 By:   /s/ Paul J. Ferri
             -----------------------------------------               ----------------------------------------
             Name:                                                   Name:
             Title:                                                  Title:


       Charles River Partnership VIII,                         Charles River VIII-A LLC
       A Limited Partnership                                   1000 Winter Street, Suite 3300
       1000 Winter Street, Suite 3300                          Waltham, MA  02154
       Waltham, MA  02154

       By:   Charles River VIII GP Limited Partnership,        By:   Charles River Friends VII, Inc.,
             its General Partner                                     its Manager


       By:   /s/ Richard M. Burnes                             By:   Richard M. Burns
             -----------------------------------------               ----------------------------------------
             Richard M. Burnes                                       Name:
             General Partner                                         Title:


       Bedrock Capital Partners I, L.P.
       c/o Volpe Brown Whelan & Company LLC
       One Boston Place
       Suite 3310
       Boston, MA 02108

       By:   Bedrock General Partner I, LLC, General Partner

          By: /s/ J.M. [ILLEGIBLE]
             ------------------------------------------
             Name:
             Title:


       VBW Employee Bedrock Fund, L.P.
       c/o Volpe Brown Whelan & Company LLC
       One Boston Place
       Suite 3310
       Boston, MA 02108

       By:   Bedrock General Partner I, LLC, General Partner

          By: /s/ J.M. [ILLEGIBLE]
             ------------------------------------------
                  Name:
                  Title:

       Credit Suisse First Boston Bedrock Fund, L.P.
       c/o Volpe Brown Whelan & Company LLC
       One Boston Place
       Suite 3310
       Boston, MA  02108

       By:      Bedrock General Partner I, L.P.
       Title:   Attorney-in-Fact

           By: /s/ J.M. [ILLEGIBLE]
               ------------------------------------------
                Name:
                Title: